UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         November 22, 2005

Capital One Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1680 Capital One Drive, McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On November 22, 2005, Capital One Financial Corporation (“Capital One”) issued a press release announcing the merger consideration to be paid to former Hibernia Corporation (“Hibernia”) shareholders in connection with Capital One’s acquisition of Hibernia based upon the final election results for the form of merger consideration and applying the proration provisions set forth in the amended merger agreement. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c)         Exhibits

               The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press Release, dated November 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital One Financial Corporation

By: /S/ JOHN G. FINNERAN, JR.
Date: November 22, 2005	Name: John G. Finneran, Jr.
Title: Executive Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated November 22, 2005.